Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Insulet Corporation, a Delaware corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2007, as filed with the Securities and Exchange Commission (the “Report”) that, to his knowledge:
          (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Duane DeSisto
	Name:	Duane DeSisto
	Title:	President and Chief Executive Officer
Date: November 14, 2007

/s/ Carsten Boess
	Name:	Carsten Boess
	Title:	Chief Financial Officer
Date: November 14, 2007

          A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.